                                                                    EXHIBIT 99.7

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: 01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



 /s/ STEVE MOELLER
---------------------------
Steve Moeller
Director, Accounting

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: 01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1      Summary of Bank and Investment Accounts

Attachment 2      Schedule of Receipts and Disbursements

Attachment 3      Bank and Investment Account Statements

Attachment 4      Income Statement

Attachment 5      Balance Sheet

Attachment 6      Summary of Due To/Due From Intercompany Accounts

Attachment 7      Accounts Receivable Aging

Attachment 8      Accounts Payable Detail

Attachment 9      Notes to September Monthly Operating Report

                          Summary Of Bank And Investment Accounts   Attachment 1
                           Delta Queen Coastal Voyages, L.L.C.
Summary                           Case No: 01-10964 (EIK)              UNAUDITED
Delta Queen Coastal Voyages   For Month Of September, 2002

                                        Balances
                            ------------------------------        Receipts &          Bank
                               Opening          Closing          Disbursements      Statements      Account
Account                     As Of 9/01/02    As Of 9/30/02         Included          Included      Reconciled
-------                     -------------    -------------       -------------      ----------     ----------
No Bank Or Investment              NA               NA                NA                NA            NA
Accounts

                                             Receipts & Disbursements                         Attachment 2
                                      Delta Queen Coastal Voyages, L.L.C.
Summary                                       Case No: 01-10964 (EIK)
Delta Queen Coastal Voyages, LLC           For Month Of September, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                                       Concentration & Investment Account Statements                   Attachment 3
                                            Delta Queen Coastal Voyages, L.L.C.
Summary                                           Case No: 01-10964 (EIK)
Delta Queen Coastal Voyages, LLC               For Month Of September, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 11:35:12
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: SEP-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                        PTD-Actual
                                        30-Sep-02
                                        ----------
Revenue
Gross Revenue                             0.00
Allowances                                0.00
                                          ----
Net Revenue                               0.00

Operating Expenses
Air                                       0.00
Hotel                                     0.00
Commissions                               0.00
Onboard Expenses                          0.00
Passenger Expenses                        0.00
Vessel Expenses                           0.00
Layup/Drydock Expense                     0.00
Vessel Insurance                          0.00
                                          ----
Total Operating Expenses                  0.00

                                          ----
Gross Profit                              0.00

SG&A Expenses
Sales & Marketing                         0.00
Start-Up Costs                            0.00
                                          ----
Total SG&A Expenses                       0.00

                                          ----
EBITDA                                    0.00

Depreciation                              0.00

                                          ----
Operating Income                          0.00

Other Expense/(Income)
Interest Income                           0.00
Equity in Earnings for Sub                0.00
Reorganization expenses                   0.00
                                          ----
Total Other Expense/(Income)              0.00

                                          ----
Net Pretax Income/(Loss)                  0.00

Income Tax Expense                        0.00

                                          ----
Net Income/(Loss)                         0.00
                                          ====

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:12
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: SEP-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                               YTD-Actual               YTD-Actual
                                               30-Sep-02                22-Oct-01
                                            --------------           --------------
ASSETS

Cash and Equivalent                                   0.00                     0.00

Restricted Cash                                       0.00                     0.00

Accounts Receivable                                   0.00                     0.00

Inventories                                           0.00                     0.00

Prepaid Expenses                                      0.00                     0.00

Other Current Assets                                  0.00                     0.00

                                            --------------           --------------
Total Current Assets                                  0.00                     0.00


Fixed Assets                                          0.00                     0.00

Accumulated Depreciation                              0.00                     0.00

                                            --------------           --------------
Net Fixed Assets                                      0.00                     0.00


Net Goodwill                                          0.00                     0.00

Intercompany Due To/From                       (412,107.06)             (411,482.06)

Net Deferred Financing Fees                           0.00                     0.00

Net Investment in Subsidiaries              (95,930,719.10)          (12,652,491.22)

                                            --------------           --------------
Total Other Assets                          (96,342,826.16)          (13,063,973.28)

                                            --------------           --------------
Total Assets                                (96,342,826.16)          (13,063,973.28)
                                            ==============           ==============

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:12
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: SEP-02

currency USD
Company=30 (DELTA QUEEN COAST VOY)

                                                  YTD-Actual              YTD-Actual
                                                  30-Sep-02                22-Oct-01
                                               --------------           --------------
LIABILITIES

Accounts Payable                                         0.00                     0.00

Accrued Liabilities                                      0.00                     0.00

Deposits                                                 0.00                     0.00

                                               --------------           --------------
Total Current Liabilities                                0.00                     0.00


Long Term Debt                                           0.00                     0.00

Other Long Term Liabilities                     (2,896,625.10)           (2,896,625.10)

                                               --------------           --------------
Total Liabilities                               (2,896,625.10)           (2,896,625.10)


Liabilities Subject to Compromise                        0.00                     0.00


OWNER'S EQUITY

Common Stock                                             0.00                     0.00

Add'l Paid In Capital                                    0.00                     0.00

Current Net Income (Loss)                      (82,584,556.77)           (6,703,754.04)

Retained Earnings                              (10,861,644.29)           (3,463,594.14)

                                               --------------           --------------
Total Owner's Equity                           (93,446,201.06)          (10,167,348.18)

                                               --------------           --------------
Total Liabilities & Equity                     (96,342,826.16)          (13,063,973.28)
                                               ==============           ==============

Delta Queen Coastal Voyages, LLC                        ATTACHMENT 6                                 01-10964 (JCA)
                                          Summary List of Due To/Due From Accounts
                                           For the Month Ended September 30, 2002

                                                             BEGINNING                                                ENDING
AFFILIATE NAME                            CASE NUMBER         BALANCE            DEBITS            CREDITS           BALANCE
--------------                            -----------       -----------         ---------         ---------        -----------
American Classic Voyages Co.                01-10954        (934,299.38)               --                --        (934,299.38)
AMCV Cruise Operations, Inc.                01-10967         190,721.38                --                --         190,721.38
The Delta Queen Steamboat Co.               01-10970         911,198.96                --         28,933.40         882,265.56
Great AQ Steamboat, L.L.C                   01-10960        (144,264.37)               --                --        (144,264.37)
Great Pacific NW Cruise Line, L.L.C         01-10977        (118,887.26)               --                --        (118,887.26)
Great River Cruise Line, L.L.C              01-10963         (18,978.71)               --                --         (18,978.71)
Great Ocean Cruise Line, L.L.C              01-10959         (85,950.95)               --                --         (85,950.95)
Cape Cod Light, L.L.C                       01-10962           5,738.80                --                --           5,738.80
Cape May Light, L.L.C                       01-10961        (217,385.53)        28,933.40                --        (188,452.13)
                                                            -----------         ---------         ---------        -----------
                                                            (412,107.06)        28,933.40         28,933.40        (412,107.06)
                                                            ===========         =========         =========        ===========

                        Delta Queen Coastal Voyages, LLC
                                 01-10964 (JCA)

                            Accounts Receivable Aging
                            As of September 30, 2002

                                  Attachment 7

                                 Not Applicable

                        Delta Queen Coastal Voyages, LLC
                                 01-10964 (JCA)

                             Accounts Payable Detail
                            As of September 30, 2002

                                  Attachment 8

                                 Not Applicable

Debtor: Delta Queen Coastal Voyages, LLC              Case Number 01-10964 (JCA)

                      Preliminary Monthly Operating Report
                            As of September 30, 2002
                                      And
                            For the Month Then Ended

                                  Attachment 9
                  Notes to September Monthly Operating Report

The information contained herein is unaudited

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owning have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.